[LOGO] First Investors

SHAREHOLDER MANUAL




A GUIDE TO YOUR
FIRST INVESTORS
MUTUAL FUND ACCOUNT
---------------------------
AS OF JUNE 1, 2006

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INTRODUCTION

First Investors offers a wide variety of mutual funds to meet your financial needs. New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can contact us at 1(800)423-4026 directly for account services.

This easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual may be changed by amendment to this manual at any time without prior notice. You may obtain the latest version of this manual on our web site
(www.firstinvestors.com).

If you purchase first investors funds through an omnibus account or qualified group retirement plan, in most cases, you must process purchases and redemptions through your broker-dealer or plan trustee. We cannot take instructions directly from you. An "omnibus account" is an account registered in the name of a financial intermediary, such as a broker-dealer, bank, investment advisor, a 401(k) or similar retirement plan. Such an account does not identify to us the identities of its underlying customers or participants. If your account is established through Fund/SERV or Networking, you must contact your broker-dealer to determine which privileges are available to you.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors mutual fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.

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TABLE OF CONTENTS

WHO WE ARE..................................................................  1

WHEN WE ARE OPEN FOR BUSINESS ..............................................  1

HOW TO CONTACT US ..........................................................  1

HOW FUND SHARES ARE PRICED .................................................  1

HOW TO OPEN AN ACCOUNT
 o General Customer Identification Requirements ............................  1
 o Specific Account Requirements ...........................................  3
      Non-Retirement Accounts ..............................................  3
      Retirement Accounts ..................................................  5

HOW TO BUY SHARES
 o Placing Your Purchase Order..............................................  5
 o Paying For Your Order ...................................................  6
      By Check .............................................................  6
      By Money Line ........................................................  7
      By Automatic Payroll Investment.......................................  8
      By Federal Funds WireTransfer ........................................  8
      By Systematic Investments From Your Money Market Fund.................  8
      By Systematic Withdrawal Plan Payment Investments ....................  9
 o Choosing Between Share Classes ..........................................  9
      Class A Shares ....................................................... 10
           Discounts Available through Rights of Accumulation............... 10
           Discounts Available through Letters of Intent.................... 10
           Other ROA & LOI Conditions ...................................... 11
           Class A Sales ChargeWaivers...................................... 11
           Special Class A Sales Charge Discounts........................... 13
      Class B Shares ....................................................... 14
           Computation of Contingent Deferred Sales Charge.................. 14
           Waivers of Contingent Deferred Sales Charge ..................... 14
           Conversion to Class A Shares..................................... 15

 o Minimum Initial Investment Requirements.................................. 15
 o Additional Investments ...................................................15

HOW TO SELL SHARES
 o Redemptions From Class A Money Market Accounts .......................... 16
 o Written Redemptions ..................................................... 16
 o Telephone Redemptions ................................................... 17
 o Electronic Funds Transfer Redemptions ................................... 17
 o Systematic Withdrawals................................................... 18
 o Expedited WireRedemptions................................................ 19
 o Money Market Draft Check Redemptions .................................... 19
 o Redemptions-In-Kind ..................................................... 20

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HOW TO USE OUR FREE EXCHANGE PRIVILEGE
 o Exchanges From FI Money Market Funds .................................... 20
 o Systematic Exchanges .................................................... 21
 o Other Exchange Conditions ............................................... 21
 o Telephone Exchanges ..................................................... 23
 o Written Exchanges ....................................................... 23

WHAT ARE THE FUNDS' POLICIES ON FREQUENT
TRADING .................................................................... 24

WHEN SIGNATURE GUARANTEES ARE REQUIRED...................................... 24

STATEMENTS & REPORTS
 o Transaction Confirmation Statements ..................................... 25
 o Prospectuses ............................................................ 26
 o Master Account Statements ............................................... 26
 o Annual and Semi-Annual Reports .......................................... 26

DIVIDENDS & DISTRIBUTIONS .................................................. 27

TAXES & FORMS............................................................... 28

OTHER POLICIES & SERVICES
 o Telephone Exchange & Redemption Privileges .............................. 29
 o Share Certificates ...................................................... 30
 o Name Changes ............................................................ 30
 o Transferring Ownership Of Shares ........................................ 30
 o Householding Of Disclosure Documents .................................... 31
 o Missing Or Incorrect TINs And Returned Mail ............................. 31
 o Your Privacy ............................................................ 31

CONTACT INFORMATION
 o Our Shareholder Services Department ..................................... 32
 o E-Mail. ................................................................. 33
 o Web Access. ............................................................. 33

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WHO WE ARE

First Investors is a mutual fund family. We offer a wide array of stock, bond and money market funds ("FI Funds" or "Funds") that are distributed through our affiliated broker, First Investors Corporation ("FIC"). You may also purchase shares through any non-affiliated broker-dealer that has a selling agreement with FIC. We pride ourselves on providing financial services with a "personal touch."

WHEN WE ARE OPEN FOR BUSINESS

We are open for business every day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Days"). The NYSE is closed on most national holidays and Good Friday.

HOW TO CONTACT US

You may call or write us at the telephone numbers or addresses set forth in "Contact Information."

As discussed in that section of this manual, we also accept e-mail communications for limited purposes and make information available to you via our web site. We do not accept purchase, redemption, exchange or other account instructions via e-mail.

HOW FUND SHARES ARE PRICED

Each FI Fund prices its shares each Business Day. The share price is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern
Time). In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

The Fund prices are generally listed later in the evening on the First Investors web site (www.firstinvestors.com). The prices for our larger Funds are also reported the next day in many newspapers.

In pricing its shares, each Fund, other than our money market funds, calculates the net asset value ("NAV") of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.

Our money market funds attempt to maintain a stable $1.00 per share for each share class by valuing their assets using the amortized cost method. The NAVs of these Funds could nevertheless decline below $1.00 per share.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge (the "public offering price"). The price you receive if you redeem or exchange your shares is the NAV, however any applicable contingent deferred sales charge ("CDSC") will be deducted from the proceeds.

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed (see "How To Buy Shares," "How To Sell Shares" and "How To Use Our Free Exchange Privilege").

Special pricing procedures are employed during emergencies. For a description of these procedures, you can request, free of charge, a copy of a Statement of Additional Information.

HOW TO OPEN AN ACCOUNT

o GENERAL CUSTOMER IDENTIFICATION REQUIREMENTS

The USA PATRIOT Act requires mutual funds, broker-dealers, and other financial institutions to obtain, verify and record information that identifies each customer who opens a new account. To comply with these requirements, we must obtain certain information about a new customer before we can open a new account for the customer, including the customer's name, residential street address, date of birth (in the case of a natural person), social security or taxpayer identification number ("TIN"), and citizenship status.

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Additional information may be required in certain circumstances.

The starting point in the process is the completing of an account application. If you are opening an account through FIC, you must first complete and sign a Master Account Agreement ("MAA") unless your account is part of a qualified group retirement plan. Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. If you do not list a broker on your MAA, FIC will act as your agent. We recommend that you discuss your investment with a registered representative before investing to ensure that your fund selection is consistent with your financial goals and objectives and tolerance for risk.

If you are opening a FI Fund account through a broker-dealer other than FIC, you will generally be required to complete a non-affiliated broker- dealer account application ("BAA") unless your account is established through Fund/SERV or Networking. If your account is being established through Fund/SERV or Networking, you may need to complete a BAA and other documents for certain privileges; you must contact your broker-dealer to determine which privileges are available to you. Broker- dealers that process transactions through Fund/SERV or Networking are responsible for obtaining your permission to process transactions and for ensuring that the transactions are processed properly.

Broker-dealers may charge their customers a processing or service fee in connection with the purchase and/or redemption of fund shares. Such a fee is in addition to the fees and charges imposed by the Funds that are discussed in this manual. The amount and applicability of such a fee is determined and disclosed to customers by each individual broker-dealer. Processing or service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in the prospectus and the Statement of Additional Information. Your broker-dealer will provide you with specific information about any processing or service fees you will be charged.

As described more fully below, to satisfy the requirements of the law, we may also ask for a document that identifies the customer, such as a U.S. driver's license, passport, or state or federal government photo identification card. In the case of a customer that is an entity, we may also ask for a document that identifies the customer, such as articles of incorporation, state issued charter, excerpts from a partnership agreement or trust document, as well as information concerning the person or persons who have authority over the account.

Once we have received your application and such other information as is required, we will attempt to verify your identity using a consumer reporting agency or documentary evidence. If we are unable to verify your identity to our satisfaction, within a maximum of sixty (60) days of opening your account, we will restrict most types of investments in your account. We reserve the right to liquidate your account at the current net asset value within a maximum of ninety
(90) days of its opening if we have not been able to verify your identity. We are not responsible for any loss that may occur and we will not refund any sales charge or CDSC that you may incur as a result of our decision to liquidate an account. If we redeem your account, we reserve the right to prohibit you from opening another account.

The foregoing customer information and verification procedures are not applicable to accounts that are opened through omnibus accounts, certain other accounts as permitted by law or shareholders of the FI Funds who held accounts as of October 1, 2003, provided that we have the account holders' correct names, addresses, social security numbers and birth dates. If existing shareholders have not provided us with such information, we may require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.

We will not require you to provide the foregoing customer information or attempt to verify your identity if your broker-dealer is opening a FI Fund account on your behalf through Fund/SERV or Networking. In such case, it is your broker-dealer's responsibility to verify your identity. However, you may be

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required to provide us with certain information and complete certain forms before you can execute transactions directly through us (rather than through your broker-dealer) or obtain certain privileges.

o SPECIFIC ACCOUNT REQUIREMENTS

Listed below are the account opening requirements for our most common types of accounts. After you determine the type of account you want to open and the FI Fund(s) you want to purchase, deliver your completed MAA or BAA, supporting documentation and your check, made payable to FIC or the Fund, to your broker-dealer. Upon receipt of your properly completed paperwork, a "Customer Account" will be opened for you. The term "Customer Account" refers to all accounts owned by the same customer. An individual and a joint account represent two different customers. Therefore, a customer who owns both individually and jointly registered accounts, will be assigned two "Customer Accounts."

A. NON-RETIREMENT ACCOUNTS

We offer a variety of "non-retirement" accounts, which is the term used to describe all accounts other than retirement accounts.

INDIVIDUAL ACCOUNTS may be opened by any adult individual who resides in the U.S. You must certify that you are a legal resident of the Individual Accounts U.S. on the MAA or BAA and provide us with your name, residential street address in the U.S. (Army or Fleet Post Office number are acceptable), taxpayer identification number, date of birth, citizenship status, and other such information as may be required by law. If you are not a U.S. citizen, you must also disclose your country of origin and provide an unexpired photocopy of a green card or an identification card, with a photograph, issued by the U.S. government or a Federal or state agency.

JOINT ACCOUNTS may be opened by two or more adult individuals who reside in the U.S. Each joint tenant must provide the same information that is required for opening an individual account and each joint tenant's personal information must be verified as required by the USA PATRIOT Act.

Joint ownership may take several forms - e.g. joint tenants with rights of survivorship, tenants in common, etc. You are responsible for verifying that the type of joint registration you select is valid in your state of residence. If you choose a tenancy in common registration and you do not provide the ownership percentage for each joint owner, the account will be divided equally. All owners of a tenancy in common account must authorize requests to process transactions. This means that all tenants in common must sign written requests and authorize redemptions by telephone. If you choose joint tenants with rights of survivorship, in the event one tenant dies, the account automatically becomes the property of the remaining tenant(s); the account does not pass into the estate of the deceased owner. All joint tenants must sign requests to process transactions; however, telephone exchange and redemption requests are accepted from any tenant unless telephone privileges are declined. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give instructions to exchange or sell shares by telephone.

TRANSFER ON DEATH (TOD) ACCOUNTS are available on all FI Fund accounts in all states (unless held in an omnibus account). TOD accounts allow individual and joint tenants with rights of survivorship account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiary(ies) in the event of the death of all account owners. To establish a TOD account, you must furnish the same information that is required to open an ordinary individual or joint account and also complete a First Investors TOD Registration Request Form.

It is our policy to include the name of each beneficiary in the account registration. If multiple beneficiaries are named and the names do not fit in the account registration due to space limitations, the TOD designation in the registration will read "Multiple Beneficiaries on File." Confirmation regarding the beneficiary information will be sent to you.

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EDUCATION SAVINGS ACCOUNTS (ESAs) may be opened for a beneficiary by his(her)
parent or guardian who resides in the U.S. These accounts allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child). To establish an ESA, the Responsible Individual (the parent or legal guardian) must complete an MAA or BAA and an ESA Application. If someone other than the Responsible Individual is making the initial contribution, he or she must sign the ESA Application as the Depositor. The Responsible Individual is considered the customer and must furnish the same information as he or she would provide for an individual account.

There is an annual custodial fee of $15 for each ESA account, irrespective of the number of Funds that are held in the account. The Funds currently pay this fee. The Funds reserve the right to discontinue paying this fee at any time on forty-five (45) days' written notice to account holders. In such event, the fee will be charged to account holders. The custodian also reserves the right to increase or modify the fee on prior written notice.

GIFTS AND TRANSFERS TO MINORS ACCOUNTS may be opened for minors established under the applicable state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number. We require the name, address, date of birth, citizenship and TIN of both the minor and the custodian on the MAA or BAA.

CONSERVATORSHIP/GUARDIANSHIP ACCOUNTS may only be opened by legal representatives. To establish a conservatorship or guardianship account, you must complete an MAA or BAA and provide the name, address, date of birth, citizenship status, and TIN of both the minor (ward) and the conservator (guardian). In addition, you must also furnish a certified copy of the court document appointing you as the conservator/guardian and a First Investors Acknowledgment Form.

ESTATE ACCOUNTS may be opened by completing an MAA or BAA and providing the name, address, citizenship status, date of birth and TIN of the executor (administrator), the name of the decedent and TIN of the estate. You must also provide an original or certified copy of the death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Acknowledgment Form.

CORPORATE ACCOUNTS may be opened for corporations that are organized in the U.S. The entity's name, U.S. business address, and TIN must be provided on the MAA or BAA. If we cannot verify the identity of the entity using non-documentary methods, we will require documentary proof of the existence and identity of the entity, such as a certified copy of the company's articles of incorporation signed by the secretary of the corporation, a certificate of incorporation or good standing issued by the secretary of the state, a government-issued business license, or a bank reference by a U.S. bank on the bank's letterhead. To avoid the risk that we may not be able to verify the identity of an entity by non-documentary means, we recommend that you furnish documentary proof of the entity's existence when you apply to open the account. First Investors Certificate of Authority ("COA") is also required to identify the individuals who have authority to effect transactions in the account.

PARTNERSHIP ACCOUNTS may be opened for partnerships that are organized in the U.S. You must provide the name of the partnership, U.S. business address, and TIN on a completed MAA or BAA along with the pages of the partnership agreement which show the names of all partners or authorized persons who have authority to act for and on behalf of the partnership, and a completed COA to identify the persons who have authority over the account.

TRUST ACCOUNTS may be opened for trusts that are formed in the U.S. You must provide the name of the trust, its address, and TIN on a completed MAA or BAA, along with a copy of the pages of the trust document which show the name and date of the trust, appointment of all trustees and successor trustees and their

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signatures and a COA to identify the persons who have authority over the account.

B. RETIREMENT ACCOUNTS

To open a retirement account, you must not only complete an application with your broker- dealer and furnish the customer identification information required for individual non- retirement accounts, but also complete a product application. Certain retirement products also require the employer to complete a form.

We offer the following types of retirement plans for individuals and employers:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Conduit IRAs.

IRA FOR MINORS with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.

SIMPLE IRAs (SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES OF SMALL EMPLOYERS) for employers.

SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP- IRAs (Salary Reduction Simplified Employee Plans) can be established through trustee-totrustee transfers.

403(b)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) plans for employers.

MONEY PURCHASE PENSION & PROFIT SHARING (MPP/PSP) plans for sole proprietors and partnerships.

There is an annual custodial fee of $15 for each IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 401(k), and 403(b) account, irrespective of the number of Funds that are held in the account. The Funds currently pay this fee. The Funds reserve the right to discontinue paying this fee at any time on forty-five (45) days' written notice to account holders. In such event, the fee will be charged to account holders. The custodian also reserves the right to increase or modify the fee on prior written notice.

HOW TO BUY SHARES

o PLACING YOUR PURCHASE ORDER

Purchases may always be made by written application. Such purchases are processed when they are received in "good order" by our Edison, NJ office. To be in good order, the Fund you are purchasing must be eligible for sale in your state of residence, all required paperwork must be completed, and payment must be received. If your order is received by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), it will receive that day's public offering price. This procedure applies whether your written order is given to your registered representative and transmitted to our Edison, NJ office or mailed directly by you to our Edison, NJ office.

As described more fully below, certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both your written application and rollover proceeds. Thus, for example, if it takes thirty (30) days for another fund group to send us your retirement account proceeds, your purchase of FI Funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV. If you place your order with your representative, your transaction will be processed at that day's public offering price provided that your order is received in our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders submitted via the Fund/SERV system. Orders received after these deadlines will be processed at the next Business Day's offering price.

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If you are buying a FI Fund through a broker- dealer other than First Investors
Corporation, other requirements may apply. Consult your broker-dealer about its requirements.

All orders placed through a First Investors registered representative must be reviewed and approved by a principal of the branch office before being mailed or transmitted to the Edison, NJ office.

If there is a FI registered representative or other broker-dealer representative of record on your account, he or she will be able to obtain your account information, conduct certain transactions for your account, and also will receive copies of notifications and statements and other information about your account directly from the Fund.

It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately. A FI Fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and your broker-dealer.

Each Fund reserves the right to refuse any purchase order, without prior notice. We will not accept purchases into an account after we have been notified that the account owner is deceased in the absence of proof that the purchases are lawful.

With the exception of our money market funds, each FI Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. As described more fully in our policy on frequent trading (see "What Are The Funds' Policies On Frequent Trading"), it is our policy to refuse to accept purchase orders from investors who we believe intend to engage in short-term market timing transactions. We monitor purchase orders in an effort to enforce this policy. However, we cannot guarantee that our monitoring efforts will be effective in identifying or preventing all short-term market timing activity. Short-term market timing may adversely affect performance of a Fund for long- term shareholders.

o PAYING FOR YOUR ORDER

Payment is due within three (3) Business Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your order, you may open a money market account and use it to pay for subsequent purchases.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

o Money Line investments are processed on the date you select on your application (or the Business Day following a weekend or holiday); and

o Automatic Payroll Investments are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:

o Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FIC;

o    Money Line and Automatic Payroll Investment electronic funds transfers;

o    Federal Funds wire transfers;

o    ACH transfers; and

o Proceeds from a redemption of your FI money market fund account (for orders placed by your representative or broker-dealer).

We DO NOT accept:

o    Third Party Checks;
o    Traveler's Checks;
o    Checks drawn on foreign banks;
o    Money Orders;
o    Cash;
o    Post Dated Personal Checks; and
o Starter Checks (checks without a pre-printed customer name) or Second Party Checks except from financial institutions and customers who have active FI Fund accounts which have been in existence for at least three (3) months.

BY CHECK

You can send us a check for purchases under $500,000. If you are opening a new FI Fund account, your check must meet the FI Fund minimum (see "Minimum Initial Investment Requirements"). When making purchases to an existing account, include

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your FI Fund account number on your check. Investments of $500,000 or more must be made via Federal Funds wire transfer, unless we are contacted in advance and agree to waive this requirement.

BY MONEY LINE

With our Money Line program, you can invest in a FI Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $25,000 a month per fund account through Money Line.

You select the investment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, annually, or the last day of the month).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday, shares will be purchased on the next Business Day. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO (2) BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

Money Line service is prohibited on FI Fund accounts with foreign addresses.

How To Apply for Money Line:

1: Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a pre-printed voided check, pre-printed deposit slip or account statement. All shareholders and all bank account owners must sign the application when the bank and mutual fund account owners are not identical. All signatures must be guaranteed. (PLEASE ALLOW AT LEAST TEN (10) BUSINESS DAYS FOR INITIAL PROCESSING.)

2: Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments. (PLEASE ALLOW AT LEAST TEN (10) BUSINESS DAYS FOR INITIAL PROCESSING.)

3: Submit the paperwork to your registered representative or:

For Overnight Mail, send it to:

    Administrative Data Management Corp.
    Raritan Plaza I, 8th Floor
    Edison, NJ 08837-3620

For Regular Mail, send it to:

    Administrative Data Management Corp.
    P.O. Box 7837
    Edison, NJ 08818-7837

How To Change Money Line:

To change investment amounts, reallocate, suspend or cancel Money Line, you must notify us at least five (5) Business Days prior to the investment date. A Money Line payment may be suspended for up to six (6) consecutive months. Once the suspension time is expired the Money Line will automatically begin on the next scheduled date without written notification to you.

You may write or call Shareholder Services at 1 (800) 423-4026 to:

o    Discontinue, or suspend for up to six (6) months, your Money Line service;

o    Decrease the payment to the minimum amount of $50 per month; and

o Change the date or frequency of the Money Line payment without increasing the total dollar amount.

In addition, provided that you have telephone exchange and redemption privileges, you may telephone us to:

o Reallocate Money Line to a new or existing account with the same registration; and

o Increase your total Money Line payment by a maximum of $36,000 per customer per year using any frequency provided the bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations are different.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp. To change from one bank to another or change your bank account number you must also complete and return a new Money Line application, and attach a pre-printed voided check, pre-printed deposit

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slip or account statement. Allow at least ten (10) Business Days for the change to become effective.

Money Line service will be cancelled upon notification that all fund account owners are deceased. We reserve the right to liquidate your account upon sixty
(60) days' notice if you cancel the Money Line prior to meeting the minimum initial investment of the fund.

BY AUTOMATIC PAYROLL INVESTMENT

With our Automatic Payroll Investment ("API") service you can systematically purchase shares by payroll deduction with as little as $50 a month or $600 each year. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the payroll deductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

How To Apply for API:

1: Complete an API Application.

2: Complete an API Authorization Form.

3: Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.

4: Submit the paperwork to your registered representative or:

For Overnight Mail, send it to:

    Administrative Data Management Corp.
    Raritan Plaza I, 8th Floor
    Edison, NJ 08837-3620

For Regular Mail, send it to:

    Administrative Data Management Corp.
    P.O. Box 7837
    Edison, NJ 08818-7837

BY FEDERAL FUNDS WIRE TRANSFER

You may purchase shares via a Federal Funds wire transfer from your bank account into your existing FI Fund account. Investments of $500,000 or more must be purchased by a Federal Funds wire unless we agree in advance to waive this requirement. Each incoming Federal Funds wire transfer initiated outside the U.S. will be subject to a $20 fee.

To wire funds to an existing FI Fund account, you must call 1(800)423-4026 and provide us with the Federal Funds wire reference number, amount of the wire, and the existing account number(s) to be credited. To receive credit for the wire on the same day as it is received, the above information must be given to us beforehand and we must receive the wire by:

o    12:00 p.m. Eastern Time for money market funds; and

o the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for all the other FI Funds.

If we receive a wire and you have not given us proper notification beforehand, your purchase will not occur until we receive all the required information. For information about when you start earning dividends, please see "Dividends & Distributions." Call Shareholder Services at 1(800)423-4026 for wiring instructions.

BY SYSTEMATIC INVESTMENTS FROM YOUR MONEY MARKET FUND

You can invest systematically from one of your FI money market funds in shares of another FI Fund account by completing a Systematic Investment Form. Your FI money market fund shares will generally be redeemed on the same day as the purchase of the other FI Fund account. If on your scheduled systematic investment date, your money market shares are eligible for free exchange, your systematic investment will be made at NAV. (See "How To Use Our Free Exchange Privilege.") If shares are being invested in a different Customer Account, the investment will be made at the public offering price (which includes the applicable sales charge ) and all owners of the account from which shares are being redeemed must authorize the systematic investment and have their signatures guaranteed. When you are investing into a new FI Fund account, you must invest at least $600 a year. The Systematic Investments may be made on a monthly, quarterly, semi-annual, or annual basis.

Systematic Investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

BY SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS

You can invest Systematic Withdrawal Plan payments (see "How To Sell Shares") from one FI Fund account in shares of another FI Fund account in the same class of shares for the same Customer Account. In such case, payments are invested without a sales charge (except for payments attributable to Class A shares subject to a CDSC that are being invested into the First Investors Cash Management or Tax-Exempt Money Market Funds). You may also invest Systematic Withdrawal Plan payments from one FI Fund account in the same class of shares for a different Customer Account at the public offering price (which includes the applicable sales charge). If payments are invested into the First Investors Cash Management or Tax-Exempt Money Market Funds of a different Customer Account, they are not eligible for the free-exchange back to a load fund. (See "How To Use Our Free Exchange Privilege".) In either case:

o You must invest at least $600 a year when investing into a new FI Fund account; and

o    You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

o CHOOSING BETWEEN SHARE CLASSES

All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. FI Fund account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share distribution cross- investment.

Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a CDSC. While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same FI Fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases of $100,000 or more in the aggregate (based upon your holdings in all of our Funds). We will not accept a purchase order for Class B shares of $100,000 or more for a single fund account, unless we are contacted before the order is placed and we agree to accept it. This policy applies to omnibus accounts as well as individual accounts. For investments of less than $100,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

Your broker-dealer may have policies with respect to Class B shares that are more restrictive than those of our Funds. You should also be aware that we are not able to monitor purchases that are made through an omnibus account. In such case, it is the responsibility of the broker-dealer to observe our $100,000 limit.

CLASS A SHARES

When you buy Class A shares, you pay the offering price - the net asset value of the FI Fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

--------------------------------------------------------------------------------
CLASS A SALES CHARGES
--------------------------------------------------------------------------------
                                    AS A % OF               AS A % OF YOUR
      YOUR INVESTMENT               OFFERING PRICE*         INVESTMENT*
    less than $100,000                  5.75%                   6.10%
    $100,000 - $249,999                 4.50%                   4.71%
    $250,000 - $499,999                 3.50%                   3.63%
    $500,000 - $999,999                 2.50%                   2.56%
    $1,000,000 or more                     0%**                    0%**

* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.

** If you invest $1,000,000 or more, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%. As described below, a CDSC of 1.00% may also be imposed on redemptions of Class A shares that are purchased without a front-end sales charge pursuant to a sales charge waiver privilege. As also described below, any applicable CDSC may be waived under certain circumstances.
--------------------------------------------------------------------------------

================================================================================

As discussed below, we offer several ways in which you may qualify for a sales charge discount or waiver. If you qualify for a sales charge discount or waiver, you must ensure that your broker- dealer knows this. If you are purchasing shares through an omnibus account with a broker- dealer, we will not be aware that you are entitled to a discount or waiver. It is the responsibility of your broker-dealer to advise us of any discount or waiver that you qualify for at the time the purchase order is placed. If you are sending us money directly, include a written statement with your check explaining which privilege applies. If you fail to advise your broker-dealer or us that you are eligible for a discount or waiver, you may not receive the reduction or waiver.

DISCOUNTS AVAILABLE THROUGH RIGHTS OF ACCUMULATION

You may qualify for a Class A share sales charge discount under our Rights of Accumulation ("ROA") policy. If you already own shares of FI Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge (Class A shares of our money market funds are not included if they have been purchased directly without a sales charge, and shares held in a qualified group plan are not included). For example, if you already own shares of First Investors Funds valued at $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to receive credit for the current values of FI Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm ("Eligible Accounts"). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

DISCOUNTS AVAILABLE THROUGH LETTERS OF INTENT

You can also qualify for a sales charge discount by signing a non-binding letter of intent ("LOI") to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000. You can include all persons who share your address of record and who currently have or will open an FI account with your broker-dealer during the period of the LOI. You must use our LOI Agreement Form to designate the additional persons you wish to cover (if any) and the amount of your LOI. Once an LOI is established, it cannot be amended to add persons who were not specified initially nor can an LOI be "back-dated" to cover prior purchases.

You are not legally required to complete the LOI. However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI. Once an LOI is established, a change of legal ownership of the account to someone else in the LOI group or a change of address will not affect the LOI. However, a change of broker-dealer or a full or partial transfer of ownership of a covered account to someone outside the LOI group will terminate the LOI. If two or more customers are covered by an LOI and one customer changes the broker-dealer on his or her account or transfers a covered account to someone outside of the LOI group, before the LOI is complete, the LOI will be terminated on all customers' accounts and the sales charges on all purchases made under the LOI will be adjusted.

By purchasing under an LOI, you agree to the following:

o You authorize First Investors to reserve 5% of the shares held under an LOI in escrowed shares until the LOI is completed or is terminated;

o You authorize First Investors to sell any or all of the escrowed shares to satisfy any additional sales charges owed if the LOI is not fulfilled or is terminated; and

o Although you may exchange all your shares among the FI Funds, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

OTHER ROA & LOI CONDITIONS

For purposes of shareholders who invest through a broker-dealer, your address of record with your broker-dealer is considered your address of record for ROA purposes. To ensure that you receive the proper sales charge, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable). In addition, we or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts. You should be aware that we are not able to monitor purchases that are made through an omnibus account. Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

Investments in 401(k) plans and other qualified group retirement plans are not considered for purposes of ROA or LOI discounts.

Accounts maintained for the same customer with different broker-dealers of record and/or different addresses will not be combined for discount purposes and will be recorded under separate customer account numbers.

If you reside in an apartment, office, or similar multi-tenant building, your address of record for discount purposes includes your individual unit numbers or designations. Thus, the accounts of shareholders who reside in different apartments, office suites, or units within the same building will not be combined for discount purposes.

Purchases made pursuant to the reinstatement privilege do not count toward the completion of an LOI.

CLASS A SALES CHARGE WAIVERS

Class A Shares May be Purchased Without a Sales Charge:

1: By a current registered representative, employee, officer, director, or trustee of the Funds, FIC, or their affiliates ("FI Associate"), the spouse, children and grandchildren of such FI Associate provided that they reside at the same address and they maintain their account at FIC ("Eligible Relatives"), and any other person who maintains an account that has been coded as an associate account since January 30, 2004. The accounts of such persons are referred to as "Associate Accounts."

2: By a former FI Associate or former or current Eligible Relative thereof provided that such person (a) already owns an Associate Account, or (b) is rolling over the proceeds from a FI 401(k) or FI Profit Sharing Plan account into a FI Fund account.

3: By an employee of a subadvisor of a FI Fund who is identified in the prospectus as a portfolio manager of the Fund.

4: When Class A share fund dividends and distributions are reinvested in Class A shares of the same or a different FI Fund account within the same Customer Account.

5: When Class A shares are free-exchanged into Class A shares of a different fund account within the same Customer Account.

6: When Class A share systematic withdrawal plan payments from one FI Fund, other than a FI money market fund, account are automatically invested into shares of another FI Fund account in the same class of shares for the same Customer Account. Class A shares of a FI money market fund account may be automatically invested into shares of another FI Fund account in the same class of shares for the same Customer Account at NAV if the customer is eligible for the free exchange privilege. When Class A share systematic withdrawal plan payments from one Customer Account are automatically invested into Class A shares of a different Customer Account if the systematic payments between the two accounts were authorized to be made without a sales charge pursuant to an arrangement that existed prior to October 3, 2005.

7: When loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.

8: When a qualified group retirement plan (e.g., 401(k), money purchase pension, or profit sharing plan) is reinvesting redemption proceeds back into the same plans from another fund on which a sales charge or CDSC was paid.*

9: By a qualified group retirement plan with 100 or more eligible employees or $1,000,000 or more in assets.*

10: In amounts of $1 million or more.*

11: By individuals under a LOI or ROA of $1 million or more.*

12: When a customer who is at least age 70-1/2 authorizes a distribution from a FI retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record. This waiver applies to Class A Money Market shares only to the extent that a sales charge had been paid. If the proceeds are directed to a joint account, a signature guarantee must be provided.

13: When a customer requests the removal of an overcontribution made to a FI retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record. This waiver applies to Class A Money Market shares only to the extent that a sales charge had been paid. If the proceeds are directed to a joint account, a signature guarantee must be provided.

14: When you are reinvesting into a load fund, within the same Customer Account, proceeds of a redemption from a FI load fund that was made within the prior six
(6) months, from Class A shares of a FI Fund, on which you paid a front end sales charge, the ("reinstatement privilege").

If you are opening or reactivating an account, your investment must meet the fund's minimum investment policy. This privilege does not apply to:

     o    Systematic withdrawal amounts which are subsequently reinvested;

     o    Automated payments such as Money Line and API;

     o Automated contributions to 403(b), SEPIRA, SIMPLE-IRA or SARSEP-IRA accounts;

     o Investments made through your representative or broker-dealer over the phone if the amount of the investment that is eligible for NAV is less than $100; or

     o Accounts that are redeemed after ninety (90) days due to a client not verifying his or her identity to our satisfaction.

You must notify us in writing that you are eligible for the reinstatement privilege.

* FOR ITEMS 8 THROUGH 11 ABOVE, A CDSC OF 1.00% WILL BE DEDUCTED FROM SHARES WHICH ARE REDEEMED WITHIN 24 MONTHS OF PURCHASE.

Investments through 401(k) plans and other qualified group retirement plans are not counted for determining the ROA discounts of individual investments in the Funds.

Include a written statement with your purchase order explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver. If your broker is placing a trade which is entitled to be reinstated at NAV, it is the broker's responsibility to notify us and to place the trade at NAV.

By agreement with us, a sponsor of a governmental  retirement  plan described in
Section 457 of the Internal Revenue Code ("Eligible 457 plan") may elect for the plan not to be treated as a qualified group retirement plan for purposes of our ROA, LOI, and sales charge waiver and discount policies. Under such an agreement, we will establish a separate Custormer account for each Eligible 457 plan participant who invests in the Funds, register the account under the participant's address of record, and treat such account as if it were an individual account. Thus, each Eligible 457 plan participant will pay the same sales charge on linvestmenmts in the Funds through the plan that he or she would pay if the investments had been made in the participant's individual account.

SPECIAL CLASS A SALES CHARGE DISCOUNTS

Sales Charges on Class A Shares May be Reduced for:

1: A qualified group retirement plan with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") whose trust sponsors have made special arrangements with First Investors for a sales charge discount. Unitholders of various series of New York Insured Municipal-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and Municipal Insured National Trust, may buy Class A shares of a FI Fund with unit distributions at the net asset value plus a sales charge of 1.5%.

3: If you own Class A shares of FI Blue Chip or FI Fund for Income that are attributable to your investment in our Executive Investors Blue Chip or High Yield Fund and you have owned these shares continuously since March 13, 2000, or if you have continuously owned Class A shares of Insured Tax Exempt Fund II since December 17, 2000, you are entitled to the following special sales charge rate on additional investments in those funds: a sales charge (expressed as a percentage of offering price) of 4.75% on investments less than $100,000; 3.90% on investments of $100,000-$249,000; 2.90% on investments of $250,000-$499,999;
and 2.40% on investments of $500,000-$999,999.

Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund with unit distributions at the net asset value plus a sales charge of 1%.

CLASS B SHARES

Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within six (6) years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a six
(6) year period, as shown in the chart below.

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------
YEAR OF REDEMPTION              CDSC AS A PERCENTAGE OF PURCHASE OR
                                        NAV AT REDEMPTION

Within the 1st or 2nd year                      4%
Within the 3rd or 4th year                      3%
In the 5th year                                 2%
In the 6th year                                 1%
Within the 7th year and 8th year                0
--------------------------------------------------------------------------------

COMPUTATION OF CONTINGENT DEFERRED SALES CHARGES:

If Class A or Class B shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares that were purchased with a CDSC, your shares will be redeemed in the following manner:

FIRST- Shares representing dividends and capital gains;
SECOND- Shares on which the CDSC has expired; and THIRD- Shares held the longest.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

Any CDSC on Class A and Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner (or in the case of joint accounts, the death of the last surviving joint owner), provided that in the case of disability the shares must have been purchased prior to the disability and the redemptions must be made within one (1) year of the disability. Proof of death or disability is required.

3: Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

6: Redemptions by the Fund when the account falls below the minimum.

7: Redemptions to pay account fees.

8: Required minimum distributions upon reaching required minimum age 701/2 provided you notify us about the required minimum distribution and you have held the shares for at least three (3) years.

If you reinvest into a load fund within the same Customer Account with proceeds from a redemption within the prior six (6) months of Class A or B shares on which you paid a CDSC and you notify us in writing of your desire to reinvest the amount, you will be credited, in additional shares, for any CDSC that you paid, the ("reinstatement privilege"). If you are reinvesting only a portion of your redemption, you only will be credited with a prorated percentage of any CDSC that you paid. If you are opening or reactivating an account, your investment must meet the fund's minimum investment policy. This privilege does not apply to:

o    Systematic withdrawal amounts which are subsequently reinvested;

o    Automated payments such as Money Line and API;

o    Contributions to 403(b), SEP-IRA, SIMPLEIRA or SARSEP-IRA accounts;

o Investments made through your representative or broker-dealer over the phone if the amount of the investment that is eligible for the free exchange is less than $100; or

o Accounts that are redeemed after ninety (90) days due to a client not verifying his or her identity to our satisfaction.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

CONVERSION TO CLASS A SHARES:

Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after eight (8) years, reducing future annual expenses.

1: Conversions will be made into existing Class A share fund accounts provided the accounts have identical ownership and the same broker-dealer. If you do not own an identically registered Class A share fund account with the same broker-dealer, a new Class A share fund account will be established.

2: All automated payments including Money Line, Automatic Payroll Investment, and other regularly scheduled retirement investment programs, will continue to be invested into the Class B share fund account after the initial conversion.

3: Systematic withdrawals and required minimum distributions will continue to be made from the Class B share fund account after the initial conversion provided there are a sufficient number of Class B shares. If the Class B share account has insufficient shares to satisfy a scheduled distribution, ADM will contact the shareholder for further instruction. The systematic withdrawal programs and required minimum distributions will move to Class A share fund accounts if the conversion closes the Class B share fund account.

4: If dividends and/or capital gains from a Class B share fund account are cross-reinvested into another Class B share fund, the service will remain in effect on the source account after the conversion provided shares remain in the source account. The cross-reinvestment option will not automatically move to Class A share fund accounts. Dividends and capital gains earned on Class A shares purchased as a result of the conversion will be reinvested.

5: Duplicate statements and secondary addresses (for checks), if any, that have been authorized on Class B share fund accounts will also be assigned to the new Class A share fund accounts.

o MINIMUM INITIAL INVESTMENT REQUIREMENTS

Your initial investment in a non-retirement or ESA fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see "Paying For Your Order"). As described in the prospectuses of the Funds, we reserve the right to impose fees of $25 per fund account on accounts with balances that are below the minimum account requirements or to close accounts without your consent on sixty (60) days' prior notice.

o ADDITIONAL INVESTMENTS

Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly with a payment stub or written instructions. Remember to include your FI Fund account number on your check made payable to FIC or the Fund. There is no minimum requirement on additional purchases made via a check and written instructions into existing FI Fund accounts. There is a $1,000 minimum on purchases made through your representative over the phone. There is also a minimum amount of $100 for purchases your broker- dealer may place through Fund/SERV.

For Overnight Mail, send checks to:

    First Investors Corporation
    Attn: Dept. CP
    Raritan Plaza I, 8th Floor
    Edison, NJ 08837-3620

For Regular Mail, send checks to:

    First Investors Corporation
    Attn: Dept. CP
    P.O. Box 7837
    Edison, NJ 08818-7837


HOW TO SELL SHARES

You can sell your shares on any Business Day. In the mutual fund industry, a sale is referred to as a "redemption." The various ways you can redeem your shares are discussed below. If your shares are held in an omnibus account, these procedures are not applicable. You can only redeem such shares through your broker-dealer. Please consult with your broker-dealer for their requirements. Your redemption order will be processed at that day's price (less any applicable
CDSC) provided that it is received in good order in our Edison, NJ office by the close of regular trading on the NYSE, or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system. It is your broker-dealer's responsibility to promptly transmit orders to us. Special rules also apply to redemptions from 401(k) and other qualified group retirement accounts; we can only accept redemption instructions from the plan trustee or administrator. Please consult your plan trustee or administrator for its procedures.

Payment of redemption proceeds generally will be made within seven (7) days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to fifteen (15) days from the date of purchase. Unless you have declined telephone privileges, most non- retirement account and certain retirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by electronic funds transfer unless the shares have been owned for at least fifteen (15) days.

Redemptions of shares are not subject to the fifteen (15) day verification period if the shares were purchased via:

o    Automatic Payroll Investment;

o    FIC registered representative payroll checks;

o    Checks issued by First Investors Life Insurance Company, FIC or ADM;

o    Checks issued through FI General Securities Unit;

o    Federal Funds wire payments.

For trusts, estates, attorneys-in-fact, corpora tions, partnerships, and other entities, additional documents are required to redeem shares unless they are already on file.


o REDEMPTIONS FROM CLASS A MONEY MARKET ACCOUNTS

Shares of money market funds will be redeemed in the following order:

o    shares purchased directly;

o    shares eligible for free-exchange back to a load fund.

o WRITTEN REDEMPTIONS

A written redemption request will be processed when received in our Edison, NJ office provided it is in good order.

If we receive your written redemption request in good order in our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern
Time), you will receive that day's price (less any applicable CDSC) for your shares.

If your redemption request is not in good order or information is missing, we will seek additional information and process the redemption on the Business Day we receive such information.

To be considered in good order written requests must include:

1: The name of the FI Fund;

2: Your account number;

3: The dollar amount, number of shares or percentage of the account you want to redeem;

4: Share certificates (if they were issued to you);

5: Original signatures of all owners exactly as your account is registered or authorized signer(s) as indicated in supporting documentation;

6: Signature guarantees, if required (see "When Signature Guarantees Are Required");

7: Appropriate distribution form for retirement accounts and ESA accounts; and

8: Other supporting documentation, as required.

If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we may also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation and to require all paperwork to be dated within sixty (60) days.

For Overnight Mail, send written redemption requests to:

    Administrative Data Management Corp.
    Raritan Plaza I, 8th Flr
    Edison, NJ 08837-3620

For Regular Mail, send written redemption requests to:

    Administrative Data Management Corp.
    P.O. Box 7837
    Edison, NJ 08818-7837

o TELEPHONE REDEMPTIONS

Subject to the conditions listed under the "Telephone Exchange and Redemption Privileges" section, you, your registered representative or any authorized person may redeem shares held in non-retirement accounts and certain retirement accounts, by calling our Special Services Department at 1 (800) 3426221 from 9:00 a.m. to 5:00 p.m. Eastern Time, on any Business Day provided:

1: Telephone privileges are available for your account registration;

2: For tenancy in common registrations all owners must authorize the redemption by telephone;

3: You do not hold share certificates (issued shares);

4: The redemption is (a) made payable to the registered owner(s) and mailed to the address of record (which cannot have been changed within the past sixty (60) days without a signature guaranteed request signed by all owners) or, (b) electronically transferred by ACH to a predesignated account;

5: The redemption amount is $100,000 or less; and

6: The redemption amount, combined with the amount of all telephone redemptions under the same fund account, made within the previous thirty (30) days does not exceed $200,000

As discussed in "Telephone Exchange and Redemption Privileges," telephone redemption privileges are not available for certain types of accounts. If you do not have telephone redemption privileges for an account or the other conditions for a particular redemption request are not met, we will not accept telephone instructions from you or your representative. Your instructions must be submitted to us in writing in accordance with the procedures outlined in "Written Redemptions."

If you place your redemption request with our Special Services Department at 1(800) 342-6221 by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day, it will be processed at that day's price (less any applicable CDSC). If you place your order with your representative, it will also be processed at that day's price (less any applicable CDSC) provided that your order is received by our Special Services Department by the close of trading on the NYSE. If we receive your order after the close of regular trading on the NYSE, it will be processed on the following Business Day at that day's price (less any applicable CDSC).

o ELECTRONIC FUNDS TRANSFER REDEMPTIONS

Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account. EFT redemptions are not available on ESA accounts.

You must enroll in the Electronic Funds Transfer service and provide complete bank account information before using the privilege. All shareholders and all bank account owners must sign the application and have their signatures guaranteed. Please allow at least ten (10) Business Days for initial processing. We will send any proceeds during the processing period by check to your address of record. Call your registered representative or Shareholder Services at 1
(800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least fifteen (15) days. Each EFT redemption:

1: Must be electronically transferred to your pre-designated bank account;

2: Must be at least $500 per fund account;

3: Cannot exceed $250,000 per customer per day.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see "Money Line") and transfer systematic withdrawal payments (see "Systematic Withdrawal Plan Payment Investments") and both dividend and capital gain distributions to your bank account.

o SYSTEMATIC WITHDRAWALS

Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. We reserve the right to only send your payments to a U.S. address. They can be mailed to you or a pre-authorized payee by check or transferred to your bank account electronically (if you have enrolled in the EFT service).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $50 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

We reserve the right to limit the number of systematic withdrawals that may be established on any one account. Upon receipt of a systematic withdrawal request we will reinvest dividend and capital gain distributions previously paid in cash, unless we are notified otherwise at the time of request.

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. Systematic payments are not eligible for the reinstatement privilege. Therefore, if you are making systematic payments while also taking systematic withdrawals, you will incur unnecessary sales charges. You may also be unable to deduct any capital losses for income tax purposes because of the wash sale rules.

You should avoid making investments in FI Funds at the same time that you are taking systematic withdrawals, unless your investments can be made without paying a sales charge. Buying shares on which a sales charge is imposed during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own shares that are subject to a CDSC, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without paying a CDSC. If you own shares that are subject to a CDSC in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than three (3) years.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

o EXPEDITED WIRE REDEMPTIONS (CLASS A MONEY MARKET FUNDS ONLY)

Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI money market account to a bank account you designate. To do so, complete a Mutual Fund Privilege Application. The bank must be a member of the Federal Reserve System. Expedited wire redemption privileges may be established to wire proceeds to a foreign bank account provided the bank account is registered to the same owner as the mutual fund account. ESAs are not eligible. In addition, shares must be owned for at least fifteen (15) days to be eligible for expedited redemption. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m. Eastern Time, on a Business Day, to be processed the same day. Wire redemption requests received after 12:00 p.m. Eastern Time, will be processed the following Business Day.

1: Each wire under $5,000 is subject to a $15 fee;

2: Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15;

3: Wires must be directed to your predesignated bank account; and

4: Each wire which is directed outside the U.S. is subject to a $50 fee.

5: The maximum amount of each wire is $500,000 per Customer Account per day.

o MONEY MARKET DRAFT CHECK REDEMPTIONS (CLASS A SHARES ONLY)

Free draft check writing privileges are available for owners of First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund non-retirement accounts who maintain a minimum balance of $1,000.

For draft check privileges established on or after June 1, 2006 on accounts registered as joint tenants with rights of survivorship, draft checks signed by either tenant will be honored. This means that any one of the owners, acting alone and without consent of any other registered owner, may redeem shares via a draft check. For tenancy in common accounts, all owners must sign draft checks. We will not issue draft checks if your account balance is less than $1,000. Each check drawn on an account with a balance of less than $1,000 will be subject to a $10 processing fee which is deducted when the check is paid. Shares purchased by check or by electronic funds transfer that you have owned for less than fifteen (15) days are not included in your available balance. It is your responsibility to ensure that your available balance covers the amount of your draft check and any applicable fees including a possible CDSC since, if there are insufficient shares, your draft check will be returned through banking channels marked "insufficient funds" and may also be subject to fees imposed by the depository bank. Please be aware that if you use a draft check and it is converted to an electronic debit by the payee, the electronic debit may not be honored.

Daily dividends are earned on shares of the First Investors Cash Management Fund and First Investors Tax-Exempt Money Market Fund shares until a draft check clears against them. Because the Funds accrue daily dividends, you may not redeem your account in its entirety by writing a draft check. Draft checks are subject to the rules and regulations of the custodian covering checking accounts. We will return your canceled draft checks once a month. Neither the Funds nor the custodian can certify or directly cash a draft check.

Draft checks are not available for:

o    Retirement accounts;
o    ESAs;
o    Class B share fund accounts; and
o    Accounts registered with a foreign address.

Please notify us immediately if your draft checks are lost or stolen. "Stop payment" requests must be directed to Administrative Data Management Corp. However, there is no guarantee that a "stop payment" request will stop the payment of the draft check.

Complete the Mutual Fund Privilege Application to apply for draft checks. To order additional draft checks, call Shareholder Services at 1(800) 423-4026. Additional documentation is required to establish draft check writing privileges for trusts, corporations, partnerships, and other entities. Call Shareholder Services for further information.

The Funds bear all expenses relating to the Money Market Draft Check Redemption Privilege. We reserve the right to amend or terminate the privilege at any time.

o REDEMPTIONS-IN-KIND

If a Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash.

================================================================================

HOW TO USE OUR FREE EXCHANGE PRIVILEGE

Subject to the conditions listed below, you have the right to exchange shares of any FI Fund on which a sales charge is applicable ("load fund") for the shares of the same class of any other FI load fund for the same Customer Account without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of FI Fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it. The Fund is authorized to charge a $5.00 exchange fee for each exchange. This fee is currently being paid by the fund into which you are making the exchange.

Unless you have declined telephone privileges, you, your representative or any authorized person may be able to exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Edison, NJ office. Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

If you place an exchange order with your representative by the close of regular trading on the NYSE, it will be processed at that day's price for each Fund provided that your order is received by our Edison, NJ office by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.

o EXCHANGES FROM FI MONEY MARKET FUNDS

You can also exchange Class A money market fund shares of another FI Fund under your Customer Account without incurring a sales charge if the shares were acquired via an exchange from a load fund under your Customer Account. The dividends earned on those shares are also eligible for the free exchange privilege. To the extent that shares are redeemed from the money market fund, the free exchange privilege is no longer available with respect to those shares. If a customer is eligible for both the free exchange privilege and reinstatement at NAV, the free exchange privilege will be used first followed by the reinstatement privilege. The amount available for the free exchange privilege will be reduced by any amount invested into a FI load fund under your Customer Account that receives a sales charge waiver due to the reinstatement or free exchange privileges. (See Item 12 under "Class A Shares Charge Waivers".)

o SYSTEMATIC EXCHANGES

You can systematically exchange from one of your FI load fund accounts to another FI load or money market fund account owned by the customer at the net asset value. You may also systematically invest from your FI money market fund into another customer's FI mutual fund account by completing a Systematic Investment Form. Please see the section "By Systematic Investments From Your Money Market Fund" for additional information.

o OTHER EXCHANGE CONDITIONS

There are a number of conditions on the free exchange privilege.

1: The Funds reserve the right to reject any exchange, without prior notice, if they believe that it is part of a market timing strategy or a pattern of excessive trading. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed. See "What Are The Funds' Policies On Frequent Trading".

2: You may not exchange into a new account if your account has been restricted pursuant to our USA PATRIOT Act policies.

3: You may only exchange shares within the same class.

4: Exchanges can only be made between accounts that are owned by the same customer and registered under the same customer number.

5: You may exchange to another FI Fund account provided that both the source and the receiving accounts meet the FI Fund minimum after the exchange.

6: The FI Fund you are exchanging into must be eligible for sale in your state.

7: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

8: If you exchange shares to a new FI Fund account, the dividend and capital gain options will apply to the new FI Fund account as well as the original account if it remains open. If you exchange shares into an existing FI Fund account, the dividend and capital gain options on the existing FI Fund account will remain in effect.

9: If you exchange shares of a FI Fund that are subject to a CDSC, the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares with one exception. If you exchange Class A shares that are subject to a CDSC into a Class A money market fund account, the CDSC will be deducted from the amount exchanged.

10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

11: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original FI Fund or the FI Fund you are exchanging into ("receiving fund") or if you want the automatic investments or withdrawals terminated.

Without specific instructions, we will amend account privileges as outlined below:

--------------------------------------------------------------------------------
                       EXCHANGE ALL       EXCHANGE ALL        EXCHANGE A PORTION
                       SHARES TO ONE      SHARES TO           OF SHARES TO ONE
                       FUND ACCOUNT       MULTIPLE FUNDS      OR MULTIPLE FUNDS
--------------------------------------------------------------------------------

MONEY LINE (ML)        ML moves to        ML stays with       ML stays with
                       Receiving Fund     Original Fund       Original Fund

AUTOMATIC PAYROLL      API moves to       API is allocated    API stays with
INVESTMENT (API)       Receiving Fund     equally to          Original Fund
                                          Receiving Funds

SYSTEMATIC             SWP moves to       SWP is allocated    SWP stays
WITHDRAWALS (SWP)      Receiving Fund     proportionally to   with Original Fund
(includes RMDs)                           Receiving Funds

AUTOMATED              $ moves to         $ stays with        $ stays with
RETIREMENT ACCOUNT     Receiving Fund     Original Fund       Original Fund
CONTRIBUTIONS*
--------------------------------------------------------------------------------

* CONTRIBUTIONS REMITTED BY THE EMPLOYER FOR CERTAIN RETIREMENT ACCOUNTS.

o TELEPHONE EXCHANGES

You, your registered representative or any authorized person can exchange by phone shares of any non-retirement account and certain retirement accounts provided you have telephone privileges and the transaction qualifies for a free exchange (see "Telephone Exchange & Redemption Privileges").

You, your registered representative or any authorized person can also use telephone privileges to exchange shares of any eligible FI Fund (1) within any participant directed FI prototype IRA, 403(b), or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file) and vice versa; (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1(800) 423-4026 to obtain a Qualified Retirement Plan Application.

By Phone: 1 (800)342-6221

Call Special Services from 9:00 a.m. to 5:00 p.m., Eastern Time. Orders received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern
Time), are processed the following Business Day.

1: You must have telephone privileges (see "Telephone Exchange & Redemption Privileges").

2:   Certificate shares cannot be exchanged by phone.

3: For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call our Shareholder Services Department at 1 (800) 423-4026 to determine whether additional documents are necessary.

o WRITTEN EXCHANGES

Written instructions are acceptable for any exchange.

For Overnight Mail, send to:

    Administrative Data
    Management Corp.
    Raritan Plaza I, 8th Floor
    Edison, NJ 08837-3620

For Regular Mail, send to:

    Administrative Data
    Management Corp.
    P.O. Box 7837
    Edison, NJ 08818-7837

1: Send us original written instructions signed by all account owners exactly as the account is registered.

2:   Include the name and account number of your FI Fund.

3: Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.

4: Specify the existing account number or the name of the new FI Fund you want to exchange into.

5: Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.

6: For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services at 1 (800) 423-4026.

WHAT ARE THE FUNDS'POLICIES ON FREQUENT TRADING

With the exception of our money market funds, each FI Fund is designed for long-term investment purposes and is not intended to provide a vehicle for frequent trading. The Board of Directors/Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of the Funds. These policies and procedures apply uniformly to all accounts. However, the ability of the Funds to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of each Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved. Alternatively, a Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Funds to monitor activity in existing accounts to detect market-timing activity. The criteria used for monitoring differ depending upon the type of account involved. It is the policy of the Funds to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. The Funds also reserve the right to reject exchanges that in the Funds' view are excessive, even if the activity does not constitute market timing.

If the Funds' reject an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed. Alternatively, the Funds may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone or any other electronic means.

To the extent that the policies of the Funds are not successful in detecting and preventing frequent trading in the shares of the Funds, frequent trading may:
(a) interfere with the efficient management of the Funds by, among other things, causing the Funds to hold extra cash or to sell securities to meet redemptions;
(b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading.

WHEN SIGNATURE GUARANTEES ARE REQUIRED

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP").

A signature guarantor may not amend or limit the scope of the guarantee in any way. The guarantee may not be dated, or altered in an attempt to guarantee less than all signatures on a document. The surety bond coverage provided must equal or exceed the amount of the transaction. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

Signature guarantees are required:

1: For redemptions over $100,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions to the address of record when the address of record has changed within sixty (60) days of the request (unless the written address change request was signed by all owners and signature guaranteed).

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account or the address of record has changed within the past sixty (60) days.

6: When shares are transferred to a new owner.

7: When certificated (issued) shares are redeemed, exchanged or transferred.

8: To establish any EFT service or to amend banking information on an existing EFT service.

9: To establish the Expedited Redemption Privilege.

10: For requests to change the address of record to a P.O. box or care of address. The residential street address must also be provided.

11: If multiple account owners of one account give inconsistent instructions.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable. A mailing address and residential address must be provided.

14: For draft check orders when the address has changed within sixty (60) days of the request.

15: For any other instance whereby a FI Fund or its transfer agent deems it necessary as a matter of prudence.

STATEMENTS & REPORTS

o TRANSACTION CONFIRMATION STATEMENTS

You will receive a confirmation statement immediately after most transactions. These include:

o    Dealer purchases;
o    Check investments;
o    Federal Funds wire purchases;
o    Redemptions;
o    Exchanges;
o    Transfers; and
o    Issued certificates.

Money Line purchases, Automatic Payroll Investment purchases and investments of dividends and distributions that are part of an automated investment program are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement. Confirmation statements are sent on a monthly basis for draft check redemptions from the FI money market funds.

A separate confirmation statement is generated for each FI Fund account you own. It provides:

o    Your account registration;

o    Your FI Fund account number;

o    The date of the transaction;

o    A description of the transaction (purchase, redemption, etc.);

o    The number of shares bought or sold for the transaction;

o    The dollar amount of the transaction;

o    The total share balance in the account;

o    The dollar amount of any dividends or capital gains paid;

o The number of shares held by you, held for you (including escrow shares), and the total number of shares you own; and

o    The percentage of sales charge paid on the purchase.

The confirmation statement also may provide a perforated investment stub with your preprinted name, registration, and FI Fund account number for future investments.

You should review your confirmation statements carefully. If you fail to notify us of any errors or omissions within thirty (30) days, we will assume that your statement is correct and we will not accept responsibility for any resulting liability.

o PROSPECTUSES

A prospectus for each FI Fund you purchase is also mailed to you with your initial confirmation statement concerning a fund purchase and thereafter once a year. You will receive one prospectus per household, unless you specifically request a separate prospectus for each customer in accordance with our shareholder policy. The prospectus provides the fund's objectives, risks, expenses, results, policies and information concerning the portfolio managers. A prospectus may be obtained from our website (www.firstinvestors.com) or by calling Shareholder Services at 1(800)423-4026.

o MASTER ACCOUNT STATEMENTS

If FIC is your broker, you will receive a Master Account Statement for all your identically owned FI Fund accounts on a quarterly basis. Joint accounts registered under your taxpayer identification number and custodial accounts for which you are the custodian will appear on separate Master Account Statements but may be mailed in the same envelope upon request. You may request that the quarterly statements for different customers that reside at the same address be mailed in one envelope by contacting Shareholder Services and ordering a Combined Mailing Authorization Form.

The Master Account Statement provides the following information for each FI Fund you own:

o    FI Fund name;

o    FI Fund's current market value; and

o    Total distributions paid year-to-date.

o ANNUAL AND SEMI-ANNUAL REPORTS

You will also receive an Annual and a Semi- Annual Report covering each FI Fund that you own. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the FI Fund as well as a detailed accounting of all portfolio holdings. The Annual report will also contain an analysis by the Portfolio Manager of the FI Fund's performance over the prior year. You will receive one report per household, unless you specifically request a separate report for each customer in accordance with our householding policy.

DIVIDENDS & DISTRIBUTIONS

Except as provided below, for FI Funds that declare daily dividends, your shares start earning dividends on the first Business Day following the day of purchase. Your shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.

For First Investors money market fund purchases, if we receive a Federal Funds wire transfer prior to 12:00 p.m. Eastern Time, and you have given us the proper notification beforehand (see "Federal Funds Wire Transfer"), your shares start earning dividends on the day of purchase. Redemptions by wire out of the money market funds will not earn dividends on the day of redemption.

The FI Funds pay dividends from net investment income and distribute the accrued earnings to shareholders as noted below:

--------------------------------------------------------------------------------------------------
Dividend Payment Schedule
--------------------------------------------------------------------------------------------------
MONTHLY:                                    QUARTERLY (IF ANY):           ANNUALLY (IF ANY):
Cash Management Fund                        Blue Chip Fund                All-Cap Growth Fund
Fund for Income                             Growth & Income Fund          Focused Equity Fund
Government Fund                             Total Return Fund             Global Fund
Insured Intermediate Tax Exempt             Value Fund                    Mid-Cap Opportunity Fund
Insured Tax Exempt Fund                                                   Special Situations Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Single State Insured Tax Free Funds
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund
--------------------------------------------------------------------------------------------------

Capital gains distributions, if any, are paid annually, usually near the end of the FI Fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividends and/or capital gains distributions are automatically reinvested to purchase additional FI Fund shares unless otherwise instructed. We reserve the right to send dividends and capital gain distributions that are remitted by check to a U.S. address only. Dividends and/or capital gains may be sent via EFT provided this option is either selected for both dividends and capital gains or this option is selected for one and the other is reinvested into the same fund account. Upon notification that all account owners are deceased, all distributions are automatically reinvested; any distribution cross-investment plan or systematic withdrawal plan will be discontinued. Dividends and capital gains distributions of less than $10 are automatically reinvested to purchase additional FI Fund shares.

For the tax treatment of dividends and other distributions from a Fund, see the prospectus and Statement of Additional Information for your Fund. If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend".

There is no advantage to buying a dividend because a FI Fund's net asset value per share is reduced by the amount of the dividend.

TAXES & FORMS

--------------------------------------------------------------------------------------------------
TAX FORM                                DESCRIPTION                                 MAILED BY

1099-DIV*        Consolidated report lists all ordinary qualified dividends and     January 31
                 capital gains distributions for all of the shareholder's
                 accounts. Also includes foreign taxes paid and any federal income tax withheld due to backup withholding.
--------------------------------------------------------------------------------------------------
1099-B           Lists proceeds from all non-retirement redemptions including       January 31
                 systematic withdrawals and exchanges. A separate form is issued for each FI Fund account. Includes amount of federal income tax withheld due to backup withholding.
--------------------------------------------------------------------------------------------------
1099-R           Lists taxable distributions from a retirement account. A           January 31
                 separate form is issued for each FI Fund account. Includes federal income tax withheld due to IRS withholding
                 requirements.
--------------------------------------------------------------------------------------------------
1099-Q           Lists distributions from an ESA.                                   January 31
--------------------------------------------------------------------------------------------------
5498-ESA         Provided to shareholders who made an annual ESA contribution,      April 30
                 rollover purchase or trustee-to-trustee transfer. A separate form is issued for each FI Fund account.
--------------------------------------------------------------------------------------------------
5498             Provided to shareholders who made an annual IRA contribution or    May 31
                 rollover purchase. Also provides the account's fair market value as of the last business day of the tax year. A separate form is issued for each FI Fund account.
--------------------------------------------------------------------------------------------------
1042-S           Provided to non-resident alien shareholders to report the          March 15
                 amount of fund dividends paid and the amount of federal taxes withheld. A separate form is issued for each FI Fund account.
--------------------------------------------------------------------------------------------------
Cost Basis       Uses the "average cost-single category" method to show the cost    January 31
Statement        basis of any shares sold or exchanged. Information is provided to assist shareholders in calculating capital gains or losses.
                 A separate statement, included with Form 1099-B, is issued for most FI Fund accounts. This statement is not reported to the
                 IRS and does not include money market funds or retirement
                 accounts.
--------------------------------------------------------------------------------------------------
Tax Savings      Consolidated report lists all amounts not subject to federal,      January 31
Report for       state and local income tax for all the shareholder's accounts.
Non-Taxable      Also includes any amounts subject to alternative minimum tax.
Income           Not reported to the IRS.
--------------------------------------------------------------------------------------------------
Tax Savings      Provides the percentage of income paid by each FI Fund that may    January 31
Summary          be exempt from state income tax. Not reported to the IRS.
--------------------------------------------------------------------------------------------------

================================================================================

Each FI Fund must withhold and remit to the U.S. Treasury a percentage of dividends, capital gains distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the FI Fund is correct, who furnishes an incorrect number, or who is designated by the IRS as being subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on that owner's federal tax return.

* THE IRS DOES NOT REQUIRE INVESTMENT COMPANIES TO ISSUE FORM 1099-DIV TO REPORT TAXABLE DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS OF LESS THAN $10 PER FI FUND ACCOUNT, UNLESS THE ACCOUNT IS SUBJECT TO IRS IMPOSED BACKUP WITHHOLDING TAX.

OTHER POLICIES & SERVICES

o TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES

Telephone privileges allow you, your registered representative or any other person who we believe is an authorized person to exchange or redeem eligible shares and authorize other transactions with a simple phone call. Telephone redemption privileges are not available on omnibus accounts. Telephone exchange privileges are only available on certain omnibus accounts. You should check with your broker- dealer or plan trustee to determine if you have exchange privileges.

For joint accounts with rights of survivorship, telephone privileges allow any one of the owners to process telephone transactions independently. As noted previously, this means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions to exchange or sell shares by telephone.

For tenants in common accounts, all owners of the account must sign requests to process transactions and all owners must authorize a telephone redemption. Any one owner acting alone and without the consent of any other owner may give telephone exchange instructions.

Telephone exchange and redemption privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you notify the Fund that you do not want the privilege.

For trusts, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, telephone exchange and redemption privileges are also available. However, such privileges are not automatically granted and you must complete additional documentation to obtain privileges.

Telephone redemptions are not permitted on certain retirement accounts and ESAs. However, telephone exchange privileges are available on such accounts unless you decline the privileges on the product application or notify the Fund otherwise. If your employer holds your shares for you in a retirement plan account, you must ask your employer or plan administrator to request the shares be sold for you.

For a description of the types of exchanges and redemptions that may be made using Telephone Privileges see "How To Sell Shares--Telephone Redemptions", "How To Use Our Free Exchange Privilege--Telephone Exchanges" and "Contact Information". For further assistance, call Shareholder Services at 1(800)423-4026.

For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify data concerning the transaction.

2: Some or all of the following information is obtained:

     o    Account registration;
     o    Account number;
     o    Address;
     o    Last four digits of the social security number;
     o    Personal Identification Number (PIN); and
     o    Other information as deemed necessary.

3: A confirmation statement reflecting each telephone redemption and exchange is mailed to you.

We will not be liable for following instructions if we reasonably believe the telephone instructions are genuine and from an authorized person based on our verification procedures.

For security purposes, telephone privileges may be suspended on joint accounts upon notice of divorce or separation.

During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Edison, NJ office.

o SHARE CERTIFICATES

Every time you make a purchase of Class A shares, we will credit shares to your FI Fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, shares in retirement, ESA, or other custodial accounts, or if the market value of the account is below $1,000, the address has changed within the past sixty (60) days or the account has a foreign address.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until the certificates are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

Certificates can only be issued in the name of the accountholder(s).

o NAME CHANGES

A name change may occur due to marriage, divorce, adoption or other reason. To change your name, send us an Affidavit of Name Change or a letter of instruction along with a certified copy of your marriage certificate, divorce decree or other government issued document such as a passport or drivers license. A MAA or BAA is also required if one is not already on file.

o TRANSFERRING OWNERSHIP OF SHARES

A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same FI Fund. You can transfer your shares at any time; however, we will only transfer the ownership to a FI Fund account which has a U.S. address and whose owner meets all other requirements to establish a FI account. All transfers into a new account must meet the minimum initial investment requirement of the FI Fund after the transfer of shares is completed. The fund minimum is waived for a full transfer due to death if the shares are transferred to the surviving joint owner and for a full transfer to a minor on a UTMA/UGMA account upon the minor reaching the age at which custodianship ends. We reserve the right to delay processing a transfer if the shares are part of an LOI until we notify the account owner that such transfer will terminate the LOI.

To transfer shares, submit a letter of instruction including:

o    Your account number;

o    Dollar amount, percentage, or number ofshares to be transferred;

o    Existing account number receiving theshares (if any);

o The name, U.S. street address, date of birth, citizenship, taxpayer identification numberand such other information as may berequired by law of each customer receivingthe shares; and

o The original signature of each account ownerrequesting the transfer with signatureguarantee(s).

We will require the transferee to: complete the appropriate application (MAA or BAA) to establish an account; provide the required FI customer identification program information under the USA PATRIOT Act; and supply any other required information (see "How To Open An Account").

If you are receiving shares via a transfer and you do not appoint a broker-dealer on the application, FIC will be listed on your account. However, we recommend that you discuss your investment objective with a registered representative before you make a purchase to ensure that the Fund is suitable for you.

Depending upon your account registration, additional documentation may be required to transfer shares. Money Lines, APIs, draft checks and systematic withdrawal plans do not carry over when an account is transferred. In addition, neither the six (6) month reinstatement privilege, nor any applicable free exchange privilege on money market shares, is transferred to a new owner. If you are transferring the ownership and exchanging shares for another FI fund, you must provide the order in which the transactions are to be processed. If either the exchange or transfer is not in "good order" neither transaction will be processed. You may wish to consult your tax advisor to discuss the different tax implications. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your qualified tax advisor before initiating a transfer.

o HOUSEHOLDING OF DISCLOSURE DOCUMENTS

It is our policy to send only one copy of the FI Fund's prospectus, annual report, semi-annual report and proxy statements to all family members who reside in the same household. This reduces FI Fund expenses, and benefits you and other shareholders.

We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1(800) 423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within thirty (30) days of receiving your request.

o MISSING OR INCORRECT TINS AND RETURNED MAIL

If you fail to give us a Taxpayer Identification Number ("TIN") or you provide us with an incorrect TIN:

1: We reserve the right to close your account;

2: If we are charged a fee by the IRS, we may debit your account for the fees imposed plus a processing charge; and

3: We may attempt to correct your tax reporting information by using a consumer reporting agency.

If mail is returned to the FI Fund marked undeliverable by the U.S. Postal Service with no forwarding address after two (2) consecutive mailings, and the FI Fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges, automated investments and automated withdrawals will also be discontinued.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see "When Signature Guarantees Are Required"). Additional requirements may apply for certain accounts. Call Shareholder Services at 1
(800) 423-4026 for more information.

Returned dividend and other distribution checks will be voided when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks or checks which have been voided. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your FI Fund shares and outstanding dividend and distribution checks may be turned over in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company or consumer reporting agency may be employed to locate a current address. The FI Fund may deduct the costs associated with the search from your account.

o YOUR PRIVACY

We use the strictest standards to safeguard your information. If FIC is your broker, we obtain information from you that is necessary to make suitable investment recommendations for you, such as your occupation, age, financial resources, investment experience and objectives. We also keep track of the investments you make through us. If you purchase insurance, we also obtain information concerning your medical history, credit history, and driving record. We use your information only to process transactions that you have authorized, and to service your account. We do not disclose your information to any third party, except as permitted by law. We restrict access to your information to those persons who need to know it. We also maintain physical, electronic, and procedural measures to ensure that unauthorized persons do not obtain access to your information. Information regarding our privacy policy is mailed to you and is available through our website (www.firstinvestors.com).

================================================================================

CONTACT INFORMATION

While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:

1:    For Overnight Mail, write us at:             2:    For Regular Mail, write us at:
      Administrative Data Management Corp.               Administrative Data Management Corp.
      Raritan Plaza I, 8th Floor                         P.O. Box 7837
      Edison, NJ 08837-3620                              Edison, NJ 08818-7837
----------------------------------------------------------------------------------------------
3:    Call our Shareholder Services Department     4:    Visit us at any time on-line at
      at 1 (800) 423-4026 24 hours a day.                www.firstinvestors.com



o OUR SHAREHOLDER SERVICES DEPARTMENT

1 (800) 423-4026

Call our toll-free Shareholder Service line 24 hours a day for procedures, FI Fund information and to check FI Fund prices. To speak to a shareholder services representative, please call Monday through Friday between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time.

CALL US TO UPDATE OR CORRECT YOUR:

   o Address or phone number. For security purposes, the FI Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address;

   o  Birth date (important for retirement distributions); and

   o Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends and capital gains (non-retirement accounts only).

CALL US TO REQUEST:

   o Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only);

   o  A stop payment on a dividend, redemption or money market draft check;

   o  Suspension (up to six (6) months) or cancellation of Money Line;

   o  A duplicate copy of a statement, cancelled check or tax form;

       CANCELLED CHECK FEE:      $10 fee for a copy of a cancelled dividend,
                                 liquidation, or investment check.
                                 $15 fee for a copy of a cancelled money market draft check.

       DUPLICATE TAX FORM FEES:  Current Year ... Free
                                 Prior Year(s) .. $7.50 per tax form per year.

   o  Cancellation of cross-reinvestment of dividends and capital gains; and

   o A history of your account. Current year and the previous two-year histories are provided free of charge, however, there is a fee for prior periods. Account histories are not available prior to 1974.

Provided you have telephone privileges, you can also call us to:

   o Increase your total Money Line payment by a maximum of $36,000 per customer per year using any frequency provided bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations differ.

   o Change the allocation of your Money Line or Automatic Payroll Investment payment.

   o Change the amount of your Systematic Withdrawal payment on non-retirement accounts.

   o Request a share certificate to be mailed to your address of record (non-retirement accounts only) provided your address has not changed within the past sixty (60) days.

   o Request money market fund draft checks (non-retirement accounts only) provided your account balance is at least $1,000 and your address of record has not changed within the past sixty (60) days. Additional written documentation may be required for certain registrations.

o E-MAIL

You can e-mail our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account and service-related inquiries such as requests for:

   o  Literature on our FI Funds and services;

   o Prospectus, annual report, and Statements of Additional Information requests;

   o  Duplicate statements;

   o  Procedural information; and

   o  Account research.

E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Inves tors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.

o WEB ACCESS

You can access your account and a wealth of other company information at your convenience - 24 hours a day, seven (7) days a week - through our web site at www.firstinvestors.com. Our web site allows you to:

   o  Download FI Fund prospectuses and the current Shareholder Manual;

   o Acquaint yourself with our range of client services and our security policy;

   o  Download educational articles on a variety of investment-related issues;

   o  Review FI Fund descriptions and top 10 portfolio holdings;

   o  Review FI Fund performance and portfolio management;

   o  Check FI Fund prices; and

   o Access a direct link to "Sales Charges, Discounts and Waivers - Choosing Between Share Classes".

In addition, after you have obtained a password, our web site allows you to:

   o  Review your current account balance;

   o View recent current and prior year transactions, such as investments and redemptions;

   o  Access your most recent Quarterly Master Account Statement;

   o  Verify that money market checks have cleared; and

   o  Obtain current year tax forms.

To begin using these benefits, follow the directions below:

   o Visit us at www.firstinvestors.com or call us at 1 (800) 423-4026 to request web access.

   o From our web site home page, select ACCOUNT ACCESS. Click on "ONLINE FORM" in the body of the text regarding account access. Enter your full "CUSTOMER NUMBER" or full "FUND ACCOUNT NUMBER" and the last four digits of your "TAXPAYER IDENTIFICATION NUMBER", then click on SUBMIT.

   o Within three (3) to five (5) Business Days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts.

   o After receiving your User Name and Password, visit our web site and enter the User Name and Password that we provided under Customer Login on home page, or on Account Access page. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember.

Keep your password confidential to safeguard your account. Contact us immediately if someone else has obtained your password or accessed your account. First Investors' web site is a VeriSign Secure Site and we use state of the art encryption technology to keep your account information private. We recommend that you use 128-bit encryption when viewing your account information.

First Investors does not accept orders for transactions or address updates via our web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access. Call Shareholder Services at 1 (800) 423-4026 for assistance.

                         [LOGO] First Investors

     PRINCIPAL UNDERWRITER                            TRANSFER AGENT
First Investors Corporation                 Administrative Data Management Corp.
95 Wall Street                              Raritan Plaza I, 8th Floor
New York, NY 10005                          Edison, NJ 08837-3620
1-212-858-8000                              1-800-423-4026

SHARMAN
as of June 1, 2006